UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005

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                             VIASYS HEALTHCARE INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                001-16121             04-3505871
  (State or Other Jurisdiction of   (Commission         (I.R.S. Employer
          Incorporation)             File Number)       Identification No.)

227 Washington Street, Suite 200
Conshohocken, Pennsylvania                                           19428
(Address of Principal Executive Offices)                           (Zip Code)

                                 (610) 862-0800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))











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Item 2.02.        Results of Operations and Financial Condition

         On July 27, 2005, VIASYS Healthcare Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three and six months ended July 2, 2005. Further details are contained in the Press Release, which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

            In the Press Release, the Company announced its operating income
(loss) from continuing operations, net income (loss) from continuing operations and diluted earnings (loss) per share from continuing operations in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management of the Company believes that the non-GAAP financial measures of operating income (loss) from continuing operations, net income (loss) from continuing operations and diluted earnings (loss) per share from continuing operations provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating certain restructuring charges, by eliminating the write-off of acquired in-process research and development, by eliminating acquisition related costs, by eliminating legal expenses relating to a litigation matter involving our ability to distribute nitric oxide gas and by excluding income related to a payment received in connection with the dismissal of the litigation. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.

         The information, including Exhibit 99.1, in this Report, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.        Financial Statements and Exhibits

(c) Exhibits:

Exhibit No                 Description
----------                 -----------
     99.1                  Press Release dated July 27, 2005 issued by VIASYS
                           Healthcare Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIASYS HEALTHCARE INC.
                                   (Registrant)
Date: July 27, 2005

                                   By:    /s/  Martin P. Galvan
                                          ------------------------------
                                          Name:  Martin P. Galvan
                                         Title:  Senior Vice President, Chief
                                                 Financial Officer, Director of
                                                 Investor Relations




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                                  EXHIBIT INDEX


  Exhibit No.              Description
  -----------              -----------
       99.1                Press Release dated July 27, 2005 issued by VIASYS
                           Healthcare Inc.


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